UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 23, 2020

CorEnergy Infrastructure Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-33292	20-3431375
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Walnut, Suite 3350, Kansas City, MO	64106
(Address of Principal Executive Offices)	(Zip Code)

(816) 875-3705
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, par value $0.001 per share	CORR	New York Stock Exchange
7.375% Series A Cumulative Redeemable Preferred Stock	CORRPrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

CorEnergy Infrastructure Trust, Inc. (the “Company” or “CorEnergy”) provided the following updates on its tenants and liquidity.

Tenant Update

Energy XXI Gulf Coast, Inc. (EGC).  As previously announced, the Company’s tenant of the Grand Isle Gathering System (“GIGS”), EXXI GIGS Services, LLC (“GIGS Tenant”), a wholly owned indirect subsidiary of Cox Oil, did not pay its rent due for April. The GIGS Tenant is contractually obligated to pay rent and rent continues to accrue whether or not oil is being shipped. The GIGS Tenant is a special purpose entity engaged solely in activities related to the lease, and it does not own or operate any wells. EGC, parent of the GIGS Tenant, owns and operates wells, including those connected to GIGS, and is the guarantor of the GIGS Tenant’s obligations under the lease.

EGC was acquired by an affiliate of Cox Oil in 2018; however, as we have previously reported, EGC has yet to provide required financial disclosures to the Company under the GIGS lease. Following the GIGS Tenant’s failure to pay rent due for April, and following discussions with Cox Oil management concerning its various operations, the Company sent the GIGS Tenant and EGC a notice of non-payment.  After the required two-day cure period, a default has now occurred under the lease.

In addition, the GIGS Tenant provided notice to the Company of an event of force majeure based upon factors relating to, among other things, the COVID-19 pandemic.  The Company believes that a force majeure event does not excuse the payment of rent under the terms of the lease.  Further, EGC filed an action to attempt to set aside the guarantee obligations of EGC under the lease.  The Company intends to enforce its rights under the lease and expects to be able to enforce the guaranty.

Ultra Petroleum Corporation (UPL).  UPL, the parent and guarantor of the tenant and operator of the Company’s Pinedale Liquid Gathering System, recently announced that its significant indebtedness and extremely challenging current market conditions raise a substantial doubt about its ability to continue as a going concern.  The going concern qualification resulted in defaults under UPL’s credit agreement and term loan agreement. UPL also disclosed on April 15th that it elected not to make interest payments on certain outstanding indebtedness, triggering a 30-day grace period.  If such interest payments are not made by the end of the grace period, an event of default will occur, potentially causing its outstanding indebtedness to become immediately due and payable. UPL further disclosed that if it is unable to obtain sufficient additional capital to repay the outstanding indebtedness and sufficient liquidity to meet its operating needs, it may be necessary for UPL to seek protection from creditors under Chapter 11 of the U.S. Bankruptcy Code or the Canadian Bankruptcy and Insolvency Act, or an involuntary petition for bankruptcy may be filed against UPL in the U.S. or in Canada.

UPL is currently subject to the reporting requirements under the Exchange Act and is required to file with the SEC annual reports containing audited financial statements and quarterly reports containing unaudited financial statements. Its SEC filings can be found at www.sec.gov. The Company makes no representation as to the accuracy or completeness of the audited and unaudited financial statements of UPL but has no reason to doubt the accuracy or completeness of such information. In addition, UPL has no duty, contractual or otherwise, to advise the Company of any events that might have occurred subsequent to the date of such financial statements which could affect the significance or accuracy of such information. None of the information in the public reports of UPL that are filed with the SEC is incorporated by reference into, or in any way form, a part of this filing.

Liquidity Update

A UPL bankruptcy filing could constitute defaults under the terms of the Pinedale lease with the Company’s subsidiary. Subsequently, such a default on the lease could also result in an event of default under the Company’s Amended Pinedale Term Credit Facility. An event of default under that Facility would not result in automatic acceleration of that Credit Facility and would not by itself result in a default under any other indebtedness of the Company.

CorEnergy previously disclosed in a press release dated April 13, 2020 that it had $119 million in cash on its balance sheet as of March 31, more than 5 years remaining until the maturity of its convertible bonds, and manageable amortization and near-term maturities of secured debt.

Extension for Filing of Form 10-Q

The impact of COVID-19 on the Company, its employees and its tenants, including the impact of the Company’s work from home policy implemented to protect its employees, has slowed the Company’s routine quarterly close process. This, in turn, has caused and will continue to cause delays in the Company’s ability to complete the Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the “Quarterly Report”). As a result, the Company will be relying on the Securities and Exchange Commission’s Orders under Section 36 of the Securities and Exchange Act of 1934, as amended (Release Nos. 34-88318  and 34-88465), to delay the filing of its Quarterly Report. The Company expects to file the Quarterly Report no later than June 25, 2020, which is 45 days from the original filing deadline of May 11, 2020.

Risk Factors

In addition, the Company is supplementing the risk factors previously disclosed in “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 with the following risk factor, which should be read in conjunction with the other risk factors presented in the Annual Report on Form 10-K:

The recent outbreak of COVID-19 and certain developments in the global oil markets have had, and may continue to have, material adverse consequences for general economic, financial and business conditions, and could materially and adversely affect our business, financial condition, results of operations and liquidity and those of our tenants.

The recent outbreak of COVID-19 has had and will continue to have, repercussions across local, national and global economies and financial markets.  As a result, there has been a decline in the demand for, and thus also the market prices of, oil and natural gas and other products of our tenants. These declines have been exacerbated by the production dispute between Russia and the members of OPEC, particularly Saudi Arabia, and the subsequent actions taken by such countries as a result thereof, including Saudi Arabia’s subsequent discounting of the price of its crude oil exports.

Concerns over the negative effects of COVID-19 on economic and business prospects across the world have contributed to increased market and oil price volatility and have diminished expectations for the global economy. These factors, coupled with the emergence of decreasing business and consumer confidence and increasing unemployment resulting from the COVID-19 outbreak and the recent abrupt oil price decline, may precipitate a prolonged economic slowdown and recession. Any such prolonged period of economic slowdown or recession, or a protracted period of depressed prices for our tenants’ products, could have significant adverse consequences for our tenants’ financial condition and subsequently, our financial condition and could diminish our liquidity.

The effects of COVID-19 and the developments in the global oil markets could adversely impact our and our tenants’ ability to successfully operate due to, among other factors:

•	a general decline in business activity and demand which would adversely affect both our tenants’ operations and our ability to grow through acquisitions;
•
difficulty accessing debt and equity capital on attractive terms, or at all, and a severe disruption and instability in the global financial markets or deteriorations in credit and financing conditions may affect our or our tenants’ ability to access capital necessary to fund business operations or replace or renew maturing liabilities on a timely basis, and may adversely affect the valuation of financial assets and liabilities, any of which could affect our ability to meet liquidity and capital expenditure requirements or have a material adverse effect on our business, financial condition, results of operations and cash flows;

•	the declaration of bankruptcy by one or more of our tenants; and
•
a deterioration in our and our tenants’ ability to operate or operate in affected areas, or delays in the supply of products or services from our and our tenants’ vendors that are needed for us and our tenants to operate effectively.

To the extent these factors impact our tenants’ ability or willingness to pay rent, they may impact the income received by us. These factors may also require us to incur additional expenses that are not otherwise anticipated. The extent of this impact on our income and expenses may have a material adverse effect on our ability to pay any distributions to our common or preferred stockholders or to pay our lenders.

Further, the cessation of the operations of certain of our tenants may result in a reduction in our revenues and cash flows due to the impaired financial stability of our tenants. The worsening of our estimated future cash flows with respect to one or more properties adversely impacted by the effects on our tenants of the COVID-19 pandemic, coupled with ongoing market and oil price volatility, could result in the recognition of substantial impairment charges with respect to the affected assets, which could adversely impact our financial results.

The full extent of the adverse impact of COVID-19 on our business, financial condition, liquidity and results of operations cannot be predicted and has been and may continue to be material. The magnitude will depend on factors beyond our control including actions taken by local, state, national and international governments, non-governmental organizations, the medical community, our tenants, and others. Moreover, risk factors set forth in our Annual Report on Form 10-K for the year ended December 31, 2019 could be heightened as a result of the impact of the COVID-19 or any other public health crisis.

Forward-Looking Statements

This Form 8-K contains certain statements that may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included herein are “forward-looking statements.” Although CorEnergy believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in CorEnergy's reports that are filed with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this report. Other than as required by law, CorEnergy does not assume a duty to update any forward-looking statement. In particular, any distribution paid in the future to our stockholders will depend on the actual performance of CorEnergy, its costs of leverage and other operating expenses and will be subject to the approval of CorEnergy's Board of Directors and compliance with leverage covenants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORENERGY INFRASTRUCTURE TRUST, INC.

Dated: April 23, 2020	By:	/s/ Rebecca M. Sandring
Rebecca M. Sandring
Secretary